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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in the registration statement on Form S-8 of our reported dated February 9, 1998 included in First Home Bancorp Inc.'s Form 10-K for the year ended December 31, 1997.


/s/ Arthur Andersen LLP


Philadelphia, PA
March 24, 1998

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